SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
23.	SUBSEQUENT EVENTS

On January 11, 2017, LCL entered a lease agreement with China Railway Construction Group Co., Ltd. for 541.04 square meters’ office with a total rental of approximately $0.13 million. The term of the contract is from January 11, 2017 to December 31, 2017.

On February 15, LCL entered into another lease agreement with China Railway Construction Group Co., Ltd. for 54.02 square meters’ office with the total rental of approximately $0.01 million. The term of the contract is from February 15, 2017 to December 31, 2017.

On April 13, 2017, HLI paid the balance of the purchase price $1,492,538 for shares purchased under the SPA, and as of April 13, 2017, no such amounts remain due and outstanding.